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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


                            Current Report Pursuant
                           to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report: March 29, 1996
Date of earliest event reported: March 27, 1996



                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)



                                   TENNESSEE
                 (State or other jurisdiction of incorporation)


         0-6198                                                  62-0799975
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE                       37237-0700
 (Address of principal executive offices)                         (Zip Code)






       Registrant's telephone number, including area code (615) 748-2000
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Item 5.          Other Event

                 First American National Bank ("FANB"), a national banking association and wholly-owned subsidiary of First American Corporation, has entered into a definitive Stock Purchase Agreement dated March 27, 1996 by and among INVEST Financial Corporation ("INVEST"), Zurich Kemper Investments, Inc. ("Kemper") and FANB. Under the terms of the agreement, FANB will purchase 96 percent of the stock of INVEST in consideration of cash in the aggregate amount of $26,000,000.


Exhibit No.               Description

         20.              Press Release dated March 28, 1996.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   FIRST AMERICAN CORPORATION
                                                   --------------------------


                                                   (Registrant)


Date: March 29, 1996                               /s/ Mary Neil Price
                                                   ----------------------------
                                                   Name:  Mary Neil Price
                                                   Title: Senior Vice President
                                                         and Assistant Secretary





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                                 EXHIBIT INDEX


Exhibit No:               Description


         20.              Press Release dated March 28, 1996.